Update on Bausch + Lomb Q2 Performance
(1)
• Consumer
• RX Pharma
• Surgical
• Contact Lens
• Generics
Emerging Markets
Other Developed Markets
Organic Growth:
Q2 2014/Q2 2013
22
14%
8%
14%
United States
12%
17%
12%
38%
3%
Country/Region
Notes
(1)
Total 12%
~90% of growth in the U.S. was from volume
Preliminary Estimates
>90% of the growth on a global basis was from volume
Exhibit 99.2

Bausch + Lomb Performance Acquisition through Q2
2014
(1)
• Consumer
• RX Pharma
• Surgical
• Contact Lens
• Generics
Emerging Markets
Other Developed Markets
Organic Growth
since acquisition
23
13%
10%
13%
United States
12%
11%
11%
12%
29%
Country/Region
Notes
(1)
Total 11%
~90% of growth in the U.S. was from volume
Preliminary Estimates
>90% of the growth on a global basis was from volume